                                                                 (EXHIBIT 10(ff)





--------------------------------------------------------------------------------





                          ASSET CONTRIBUTION AGREEMENT

                        EFFECTIVE AS OF JANUARY 1, 1995

                                     AMONG

                              ASARCO INCORPORATED,

                        COEUR D'ALENE MINES CORPORATION,

                          CALLAHAN MINING CORPORATION

                                      AND

                      SILVER VALLEY RESOURCES CORPORATION





--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                                                            Page
                                                                                                                            ----
ARTICLE I
CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

     Section 1.1  Contribution of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Section 1.2  Consideration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Section 1.3  Assumption of Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Section 1.4  No Encumbrances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF ASARCO
CONCERNING THE ASARCO ASSET CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

     Section 2.  ASARCO Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.1  Property, Plant and Equipment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.2  Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.3  Certain Rights of ASARCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.4  ASARCO Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.5  ASARCO Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 2.6  Other ASARCO Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF COEUR D'ALENE
CONCERNING THE COEUR D'ALENE ASSET CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

     Section 3.  Coeur d'Alene Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.1  Property, Plant and Equipment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.2  Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.3  Certain Rights of Coeur d'Alene   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.4  Coeur d'Alene Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.5  Coeur d'Alene Permits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 3.6  Other Coeur d'Alene Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF COEUR D'ALENE AND
CALLAHAN CONCERNING THE CALLAHAN ASSET CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

     Section 4.  Callahan Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 4.1  Property, Plant and Equipment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 4.2  Books and Records     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 4.3  Certain Rights of Callahan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 4.4  Callahan Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5




                                      (i)
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
                                                                                                                            Page
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
     Section 4.5  Callahan Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 4.6  Other Callahan Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

ARTICLE V
FURTHER REPRESENTATIONS AND WARRANTIES OF ASARCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

     Section 5.  Representations and Warranties of
                    ASARCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 5.1  Organization, Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 5.2  No Conflict   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 5.3  Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Section 5.4  Ownership and Condition of Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Section 5.5  Leases; Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Section 5.6  Litigation.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     Section 5.7  Governmental Approval; Third Party
                    Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     Section 5.8  Compliance with Laws; Permits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Section 5.9  Tax Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Section 5.10  Disclosure.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Section 5.11  Brokers' or Finders' Fees.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

ARTICLE VI
FURTHER REPRESENTATIONS AND WARRANTIES
     OF COEUR D'ALENE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

     Section 6.  Representations and Warranties of
                    Coeur d'Alene and Callahan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 6.1  Organization, Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 6.2  No Conflict   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 6.3  Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Section 6.4  Ownership and Condition of Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Section 6.5  Leases; Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.6  Litigation.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.7  Governmental Approval; Third Party
                    Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.8  Compliance with Laws; Coeur D'Alene
                    Permits or Callahan Permits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.9  Tax Matters.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Section 6.10  Disclosure.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Section 6.11  Brokers' or Finders' Fees.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE VII
CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

     Section 7.1  Conditions Precedent to Obligations
                    of ASARCO.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17




                                      (ii)
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
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
     Section 7.2  Conditions Precedent to Obligations
                    of Coeur d'Alene and Callahan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

ARTICLE VIII
ADDITIONAL COVENANTS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

     Section 8.1  Expenses of Transfer.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Section 8.2  Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Section 8.3  Publicity.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

ARTICLE IX
INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

     Section 9.1  Indemnification by Silver Valley
                    Resources.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Section 9.2  Indemnification by ASARCO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Section 9.3  Indemnification by Coeur d'Alene and
                    Callahan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Section 9.4  Notice and Opportunity to Defend.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Section 9.5  Recovery for Damages.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

ARTICLE X

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

     Section 10.1  Survival of Representations,
                    Warranties and Indemnities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Section 10.2  Notices.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Section 10.3  Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     Section 10.4  Waivers and Amendments; Non-
                    Contractual Remedies; Preservation of
                    Remedies.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     Section 10.5  Assignability.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Section 10.6  Governing Law.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Section 10.7  Binding Effect.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Section 10.8  Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Section 10.9  Further Assurances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Section 10.10  Severability.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Section 10.11  Coeur Agreement and Galena Lease
                      Termination.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Section 10.12  Third Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Section 10.13  Exhibits, Schedules and Annexes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Section 10.14  Table of Contents; Captions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Section 10.15  Bulk Sales.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Section 10.16  Best Knowledge.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28





                                     (iii)
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
EXHIBITS
    Exhibit A                Undertaking and Assumption Agreement
    Exhibit B                Letter Agreement
    Exhibit C                Management Services Agreement

SCHEDULES
    Schedule 2.1              ASARCO Assets
    Schedule 2.5              ASARCO Permits
    Schedule 3.1              Coeur d'Alene Assets
    Schedule 3.5              Coeur d'Alene Permits
    Schedule 4.1              Callahan Assets
    Schedule 4.5              Callahan Permits
    Schedule 5.2              No Conflict
    Schedule 5.4(a)           Title to and Condition of ASARCO
                                Assets (Personalty)
    Schedule 5.4(b)           Title to ASARCO Assets (Realty)
    Schedule 5.5              ASARCO Leases; ASARCO Contracts
    Schedule 5.6              Litigation
    Schedule 5.7(b)           Third Party Consents
    Schedule 5.9(a)           Material Returns and Reports
    Schedule 5.9(b)           Material Taxes Arising Out of ASARCO
                                Assets
    Schedule 5.9(c)           Tax Inspections, Etc.
    Schedule 5.9(e)           Extensions and Waivers
    Schedule 5.9(f)           Tax Allocation Agreement
    Schedule 6.2              No Conflict
    Schedule 6.4(a)           Title to and Condition of Coeur
                                d'Alene and Callahan Assets
                                (Personalty)
    Schedule 6.4(b)           Title to Coeur d'Alene and Callahan
                                Assets (Realty)
    Schedule 6.5              Coeur d'Alene and Callahan Leases;
                                Coeur d'Alene and Callahan Contracts
    Schedule 6.6              Litigation
    Schedule 6.7(b)           Third Party Consents
    Schedule 6.9(a)           Material Returns and Reports
    Schedule 6.9(b)           Material Taxes Arising Out of Coeur
                                d'Alene and Callahan Assets
    Schedule 6.9(c)           Tax Inspections, Etc.
    Schedule 6.9(e)           Extensions and Waivers
    Schedule 6.9(f)           Tax Allocation Agreement





                                      (iv)

                          ASSET CONTRIBUTION AGREEMENT


                 ASSET CONTRIBUTION AGREEMENT ("THIS AGREEMENT"), effective January 1, 1995 (the "EFFECTIVE DATE"), among ASARCO Incorporated ("ASARCO"), a New Jersey corporation, Coeur d'Alene Mines Corporation ("COEUR D'ALENE"), an Idaho corporation, Callahan Mining Corporation ("CALLAHAN"), an Arizona corporation, and Silver Valley Resources Corporation ("SILVER VALLEY RESOURCES"), a Delaware corporation.


                             W I T N E S S E T H :


                 WHEREAS, ASARCO and Callahan (as successor to Vulcan Silver Lead Corporation) are parties to a Lease dated January 15, 1947, as amended and supplemented, relating to the development and mining of property known as the Galena property (the "GALENA LEASE"), and ASARCO and Coeur d'Alene (as successor to Rainbow Mining and Milling Company, Ltd.) are parties to an Agreement dated August 31, 1964, as amended and supplemented, relating to the development and mining of property known as the Coeur property (the "COEUR AGREEMENT"); and

                 WHEREAS, ASARCO and Coeur d'Alene desire to terminate as of the Effective Date, the Galena Lease and the Coeur Agreement; and

                 WHEREAS, ASARCO and Coeur d'Alene have organized Silver Valley Resources to develop and mine certain properties in Shoshone County, Idaho; and

                 WHEREAS, as of the Effective Date, each of ASARCO, Coeur d'Alene and Callahan (the "CONTRIBUTORS") wish to contribute, and Silver Valley Resources wishes to accept, certain of their respective leasehold and ownership interests in silver mining properties located in Shoshone County, Idaho and in and to certain other assets, all as more fully described herein and as set forth respectively on Schedule 2.1, Schedule 3.1 and Schedule 4.1 attached hereto (such contributed interests, properties and other assets of ASARCO, Coeur d'Alene and Callahan are hereinafter referred to respectively as the "ASARCO ASSETS," the "COEUR D'ALENE ASSETS," and the "CALLAHAN ASSETS" and collectively as the "ASSETS"); and

                 WHEREAS, this Agreement sets forth the terms and conditions upon which ASARCO, Coeur d'Alene and Callahan will contribute assets to Silver Valley Resources.


                 NOW, THEREFORE, for the mutual covenants and other consideration described below, the parties hereto hereby covenant and agree as follows:


                                   ARTICLE I
              CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES

                 Section 1.1 Contribution of Assets. Upon the terms and subject to the conditions of this Agreement, each of the Contributors shall contribute, transfer, convey, assign and deliver to Silver Valley Resources, and Silver Valley Resources shall accept from the Contributors, all the Contributors' respective rights and interests, whether tangible or intangible, real, personal or mixed, accrued, contingent or otherwise in and to the Assets in exchange for the consideration to be provided by Silver Valley Resources pursuant to Section 1.2 and Section 1.3 (the "CONSIDERATION").

                 Section 1.2 Consideration. The Consideration for the contribution, transfer, conveyance, assignment and delivery of the Assets by the Contributors to Silver Valley Resources shall consist of the following:

                 (a) to ASARCO, shares, par value $.01 per share, of Silver Valley Resources (the "COMMON STOCK"), which constitute 50% of the issued and outstanding voting securities of Silver Valley Resources as of the Effective Date;

                 (b) to Coeur d'Alene, shares of Common Stock, which constitute 31.5% of the issued and outstanding voting securities of Silver Valley Resources as of the Effective Date; and

                 (c) to Callahan, shares of Common Stock, which constitute 18.5% of the issued and outstanding voting securities of Silver Valley Resources as of the Effective Date.

                 Section 1.3 Assumption of Liabilities. As of the Effective Date, Silver Valley Resources will assume obligations and liabilities of ASARCO, Coeur d'Alene and Callahan with respect to the Assets described in the Undertaking and Assumption Agreement in the form of Exhibit A attached hereto (the "UNDERTAKING AND ASSUMPTION") and listed in Annex A thereto.

                 Section 1.4 No Encumbrances. The Contributors shall contribute, transfer, convey, assign and deliver their respective Assets to Silver Valley Resources free and clear of all liens, claims, charges, encumbrances and security interests, except as expressly set forth in this Agreement.


                                  ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF ASARCO
                   CONCERNING THE ASARCO ASSET CONTRIBUTIONS

                 Section 2. ASARCO Assets. ASARCO hereby represents and warrants to Coeur d'Alene, Callahan and Silver Valley Resources on the date hereof and as of Effective Date, that ASARCO shall have contributed, conveyed, assigned, transferred and delivered all ASARCO's right, title and interest in and to the following:

                 Section 2.1 Property, Plant and Equipment. All property, plant and equipment of ASARCO that are used in or on the ASARCO Assets, including those listed in Schedule 2.1 attached hereto.

                 Section 2.2 Books and Records. All of ASARCO's books and records wherever located to the extent relating to the ASARCO Assets.

                 Section 2.3 Certain Rights of ASARCO. All of ASARCO's claims against third parties with respect to unliquidated rights under manufacturers' and vendors' warranties, guarantees or similar obligations relating to other items included in the ASARCO Assets.

                 Section 2.4 ASARCO Contracts. Subject to Section 7.2(b) hereof, all of ASARCO's contracts, agreements, understandings, commitments, and leases (other than those referred to in Section 2.1 above), whether written or oral, express or implied, relating to the ASARCO Assets and in effect on the date hereof and as of the Effective Date (the "ASARCO CONTRACTS").

                 Section 2.5 ASARCO Permits. All certificates of occupancy and all licenses, permits and authorizations, including those listed in
Schedule 2.5 attached hereto, of
governmental or quasi-governmental agencies and authorities or private parties relating to the construction, use, operation or enjoyment of items included in the ASARCO Assets, to the full extent the same are transferable.

                 Section 2.6 Other ASARCO Assets. All other assets of ASARCO used exclusively in and necessary to the operation of the business consisting of the ASARCO Assets at the date hereof and as of the Effective Date in a manner consistent with the conduct of such business prior to April 1991 (the "SUSPENSION DATE").


                                 ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF COEUR D'ALENE
                CONCERNING THE COEUR D'ALENE ASSET CONTRIBUTIONS

                 Section 3. Coeur d'Alene Assets. Coeur d'Alene hereby represents and warrants to ASARCO and Silver Valley Resources on the date hereof and as of the Effective Date, that Coeur d'Alene shall have contributed, conveyed, assigned, transferred and delivered all Coeur d'Alene's right, title and interest in and to the following:

                 Section 3.1 Property, Plant and Equipment. All property, plant and equipment of Coeur d'Alene which are used in or on the Coeur d'Alene Assets, including those listed in Schedule 3.1 attached hereto.

                 Section 3.2 Books and Records. All of Coeur d'Alene's books and records wherever located to the extent relating to the Coeur d'Alene Assets.

                 Section 3.3 Certain Rights of Coeur d'Alene. All of Coeur d'Alene's claims against third parties with respect to unliquidated rights under manufacturers' and vendors' warranties, guarantees or similar obligations relating to other items included in the Coeur d'Alene Assets.

                 Section 3.4 Coeur d'Alene Contracts. Subject to Section 7.1(b) hereof, all of Coeur d'Alene's contracts, agreements, understandings, commitments, and leases (other than those referred to in Section 3.1), whether written or oral, express or implied, relating to the Coeur d'Alene Assets and in effect on the date hereof and as of the Effective Date (the "COEUR D'ALENE CONTRACTS").

                 Section 3.5 Coeur d'Alene Permits. All certificates of occupancy and all licenses, permits and authoriza-tions, including those listed in Schedule 3.5 attached hereto, of governmental or quasi-governmental agencies and authorities or private parties relating to the construction, use, operation or enjoyment of items included in the Coeur d'Alene Assets, to the full extent the same are transferable.

                 Section 3.6 Other Coeur d'Alene Assets. All other assets of Coeur d'Alene used exclusively in and necessary to the operation of the business consisting of the Coeur d'Alene Assets and the Callahan Assets at the date hereof and as of the Effective Date in a manner consistent with the conduct of such business prior to the Suspension Date.

                                  ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF COEUR D'ALENE AND
              CALLAHAN CONCERNING THE CALLAHAN ASSET CONTRIBUTIONS

                 Section 4. Callahan Assets. Coeur d'Alene and Callahan hereby represent and warrant to ASARCO and Silver Valley Resources on the date hereof and as of the Effective Date, that Callahan shall have contributed, conveyed, assigned, transferred and delivered all of Callahan's right, title and interest in and to the following:

                 Section 4.1 Property, Plant and Equipment. All property, plant and equipment of Callahan which are used in or on the Callahan Assets, including those listed in Schedule 4.1 attached hereto.

                 Section 4.2 Books and Records. All of Callahan's books and records wherever located to the extent relating to the Callahan Assets.

                 Section 4.3 Certain Rights of Callahan. All of Callahan's claims against third parties with respect to unliquidated rights under manufacturers' and vendors' warranties, guarantees or similar obligations relating to other items included in the Callahan Assets.

                 Section 4.4 Callahan Contracts. Subject to Section 7.1(b) hereof, all of Callahan's contracts, agreements, understandings, commitments, and leases (other than those referred to in Section 4.1), whether written or oral, express or implied, relating to the Callahan Assets and in effect on the date hereof and as of the Effective Date (the "CALLAHAN CONTRACTS").

                 Section 4.5 Callahan Permits. All certificates of occupancy and all licenses, permits and authorizations, including those listed in
Schedule 4.5 attached hereto, of governmental or quasi-governmental agencies and authorities or private parties relating to the construction, use, operation or enjoyment of items included in the Callahan Assets, to the full extent the same are transferable.

                 Section 4.6 Other Callahan Assets. All other assets of Callahan used exclusively in and necessary to the operation of the business consisting of the Callahan Assets and the Coeur d'Alene Assets at the date hereof and as of the Effective Date in a manner consistent with the conduct of such business prior to the Suspension Date.


                                   ARTICLE V
                     FURTHER REPRESENTATIONS AND WARRANTIES
                                     OF ASARCO

                 Section 5. Representations and Warranties of ASARCO. ASARCO hereby represents and warrants to Coeur d'Alene, Callahan and to Silver Valley Resources that on the date hereof and as of the Effective Date:

                 Section 5.1 Organization, Power and Authority. (a) ASARCO is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. ASARCO has all necessary corporate power and authority to own, lease and operate the ASARCO Assets as heretofore conducted by ASARCO. ASARCO has all necessary corporate power and authority to enter into and be bound by the terms and conditions of this Agreement.

                 (b) The execution, delivery and performance by ASARCO of this Agreement and any agreement or instrument contemplated hereby, and the performance by ASARCO of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. When duly executed and delivered by the parties hereto and thereto, this Agreement and each such other agreement and instrument will be legal, valid and binding obligations of ASARCO, in each case enforceable against ASARCO, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws from time to time in effect.

                 Section 5.2 No Conflict. Except as disclosed in Schedule 5.2 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in the creation of any Lien or Other Encumbrance (as defined in Section 5.4) upon any of the ASARCO Assets pursuant to the terms of any mortgage, bond, indenture, agreement, franchise or other instrument or obligation; (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency, arbitrator or governmental body against or affecting or binding upon, ASARCO or upon the securities, property or business of ASARCO; or (iii) constitute a violation by ASARCO of any law or regulation of any jurisdiction or of any agreement or instrument as such law, regulation, agreement or instrument relates to ASARCO or to the securities, property or business of ASARCO.

                 Section 5.3 Liabilities. To the best of its knowledge, ASARCO has no material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, known or unknown, relating to or arising out of the ASARCO Assets or the ownership of the ASARCO Assets, other than as specifically disclosed in the Schedules attached hereto; provided that ASARCO makes no representation or warranty herein relating to the absence or non-disclosure of any such liabilities, debts or obligations relating to or arising out of the environmental condition of the ASARCO Assets or non-compliance with any statute, law, rule, regulation, ordinance, code or directive relating to the environment.

                 Section 5.4 Ownership and Condition of Assets. (a) Except as disclosed in Schedule 5.4(a) attached hereto, ASARCO has good and marketable title to all of the ASARCO Assets that do not constitute real property, including mine equipment and fixtures, free and clear of any Lien or Other Encumbrance, except for those which do not materially detract from the value of, or impair the use of such property by ASARCO or Silver Valley Resources in the operations of the ASARCO Assets. For purposes of this Agreement, "LIEN OR OTHER ENCUMBRANCE" shall mean any mortgage, lien, pledge, security interest, claim, lease, charge, option, right of first refusal, easement, restrictive covenant or other encumbrance, restriction or limitation other than (i) levies not due and payable, due and payable but not yet delinquent or which are currently being contested in good faith by appropriate proceedings and which are specifically listed in Schedule 5.4(a) attached hereto, (ii) mechanics', workmen's, repairmen's, materialmen's, warehousemen's, vendors' and carriers' liens, and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which are being contested in good faith by appropriate proceedings and have not proceeded to judgment and which are specifically listed in a Schedule attached hereto, and (iii) liens in respect of judgments or awards with respect to which there shall be a good faith current prosecution of an appeal or proceedings for review and with respect to which there shall be secured an appropriate bond or a stay of execution pending such appeal or proceedings for review and which are specifically listed in a Schedule attached hereto.

                 (b) Except as set forth in Schedule 5.4(b), to the best of its knowledge, ASARCO has good and marketable title in fee simple to all real property (surface estates, mineral estates and combined surface and mineral estates, including patented mining claims but excluding unpatented mining claims) constituting ASARCO Assets and holds sufficient rights in and to all easements or other rights necessary for access thereto and the substantial realization of benefits from such easements, and owns all buildings and other structures, improvements and fixtures on such real property. Title to such real property is, in each case, free and clear of any Lien or Other Encumbrance created or incurred by ASARCO, except for those which do not materially detract from the value of, impair the use of, or have a material adverse impact on the title to the ASARCO Assets subject thereto or on the operations of the ASARCO Assets as conducted prior to the Suspension Date.

                 (c) The representations and warranties contained in the deeds and bills of sale delivered by ASARCO pursuant to Section 7.2(d)(i) are specifically incorporated by reference herein and, to the extent of any conflict between the representations and warranties contained herein and contained in such deeds or such bills of sale, the representations and warranties contained in such deeds or such bills of sale, as applicable, shall govern.

                 Section 5.5 Leases; Contracts. Set forth in Schedule 5.5 attached hereto is a list of all leased real property (surface estates, mineral estates and combined surface and mineral estates, including patented and unpatented mining claims) constituting ASARCO Assets and all leases under which ASARCO or any of its affiliates is lessee or occupant of any of the ASARCO Assets ("ASARCO LEASES"), which ASARCO Leases constitute all of the leases and occupancy agreements entered into in connection with the operations of the ASARCO Assets and in effect on the date hereof and as of the Effective Date. Set forth in Schedule 5.5 attached hereto is a complete and correct list of any

ASARCO Contracts which are material to the operation of the ASARCO Assets, individually or as a whole. Each ASARCO Lease and each such ASARCO Contract is valid, binding and in full force and effect and there exists no default or event of default or event or condition which, after the giving of notice, the lapse of time or the happening of any other event or condition would constitute a material default or material event of default thereunder. Each of the ASARCO Leases and each of such ASARCO Contracts is enforceable against ASARCO in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws.

                 Section 5.6 Litigation. Except as set forth in Schedule 5.6 attached hereto, there is no pending or, to the best knowledge of ASARCO, threatened judicial, administrative or arbitral action, claim, suit or proceeding against ASARCO or any of its affiliates or any of its or its affiliates' properties or rights which, individually or in the aggregate, could materially adversely affect the right or ability of ASARCO or Silver Valley Resources to carry on the operations of the ASARCO Assets as conducted prior to the Suspension Date or which could materially and adversely affect the condition, whether financial or otherwise, of Silver Valley Resources or the ASARCO Assets, or which questions the validity of this Agreement or any action taken or to be taken in connection herewith, and to the best knowledge of ASARCO, there is no basis for any of the foregoing.

                 Section 5.7 Governmental Approval; Third Party Consents. (a) Except as to any filing required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HART-SCOTT") and state and local filings required for the transfer of properties, no consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by ASARCO or the consummation by ASARCO of the transactions contemplated hereby other than any consent required with respect to the assignment of ASARCO Contracts, ASARCO Leases and permits of ASARCO described in Section 5.8.

                 (b) Except as listed on Schedules 5.7(b) attached hereto, no third party consents are required for the consummation of the transfer, conveyance and assignment of the ASARCO Assets to Silver Valley Resources in accordance with the terms of this Agreement.

                 Section 5.8 Compliance with Laws; Permits. ASARCO is in compliance in all material respects with all applicable permits, licenses, orders or approvals of any federal, state, local or foreign governmental or regulatory body, laws, rules, regulations, ordinances, judgments, orders, injunctions, awards or decrees relating to the ASARCO Assets.

                 Section 5.9 Tax Matters. (a) Except as disclosed in Schedule 5.9(a) attached hereto, all material returns and reports for Taxes for taxable years or periods that end on or before the date hereof and with respect to any taxable year or period beginning before and ending after the date hereof, the portion of such taxable year or period ending on and including the date hereof ("PRE-CLOSING PERIODS") which are required to be filed by ASARCO with respect to the ASARCO Assets (collectively the "ASARCO RETURNS") have been filed or, if not due to be filed, will be filed when due in a timely fashion and such ASARCO Returns as filed are or will be complete and accurate in all material respects. For purposes of this Agreement, "TAX" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, ad valorem, occupation, property, excise, severance, gross receipts, license, payroll, withholding, employment occupation, corporation, alternative or add-on minimum tax and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a return), and all estimated taxes, deficiency assessments, additions to tax, penalties, interest and additional amounts attributable thereto imposed by any Federal, state, local or foreign taxing authority, including any liabilities for such amounts as a result of being a member of either a combined, consolidated, unitary or affiliated group.

                 (b) Except as disclosed in Schedule 5.9(b) attached hereto, all material Taxes relating to or arising out of the ASARCO Assets (whether or not shown on any ASARCO Return) which are due on or before the date hereof have been fully paid. All Taxes relating to or arising out of the ASARCO Assets that are due with respect to all Pre-Closing Periods are disclosed in Schedule 5.9(b). ASARCO hereby agrees to pay and discharge all such Taxes so disclosed or required to be disclosed other than those listed in Annex A to the Undertaking and Assumption.

                 (c) Except as disclosed in Schedule 5.9(c) attached hereto, there is no action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of ASARCO, threatened by any authority regarding any Taxes relating to ASARCO for any Pre-Closing Period which could materially and adversely affect the ASARCO Assets or the business or operations of Silver Valley Resources.

                 (d) There are no liens or security interests on any of the ASARCO Assets that arose in connection with any failure (or alleged failure) to pay any Taxes.

                 (e) Except as disclosed in Schedule 5.9(e) attached hereto, there are no agreements for the extension or waiver of the time of assessment of any Taxes relating to the ASARCO Assets for any Pre-Closing Period and ASARCO has not been requested to enter into any such agreement or waiver.

                 (f) Except as disclosed in Schedule 5.9(f) attached hereto, ASARCO is not now nor has been a party to any Tax allocation or sharing agreement that could result in any liability to Silver Valley Resources.

                 (g) Immediately prior to, and immediately subsequent to, the consummation of the contribution of ASARCO Assets pursuant to this Agreement, ASARCO will be a solvent corporation. For purposes of this Agreement, "solvent" shall mean, with respect to a Contributor, that the present fair saleable value of the assets of such Contributor is greater than the amount that will be required to pay its liability on its existing debts as they become absolute and matured. ASARCO represents to Silver Valley Resources that its contribution of the ASARCO Assets pursuant to this Agreement is not being made with the intent to hinder, delay or defraud any of their respective creditors.

                 Section 5.10 Disclosure. ASARCO has made full, true and complete responses to Coeur d'Alene's and Callahan's requests for information, documents, contracts and records relating to the ASARCO Assets. To the best knowledge of ASARCO neither this Agreement nor any statement, certificate, writing or document furnished by ASARCO to Coeur d'Alene, Callahan or to Silver Valley Resources, in connection with the performance of this Agreement contains, as of the dates of such documents, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                 Section 5.11 Brokers' or Finders' Fees. No broker, finder or similar agent has been employed by or on behalf of ASARCO and no person or entity with which ASARCO has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.


                                  ARTICLE VI
                     FURTHER REPRESENTATIONS AND WARRANTIES
                          OF COEUR D'ALENE AND CALLAHAN

                 Section 6. Representations and Warranties of Coeur d'Alene and Callahan. Coeur d'Alene and Callahan hereby represent and warrant to ASARCO and to Silver Valley Resources that on the date hereof and as of the Effective Date:

                 Section 6.1 Organization, Power and Authority. (a) Coeur d'Alene is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and Callahan is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona. Each of Coeur d'Alene and Callahan has all necessary corporate power and authority to own, lease and operate the Coeur d'Alene Assets and the Callahan Assets, as applicable, as heretofore conducted by Coeur d'Alene or Callahan. Each of Coeur d'Alene and Callahan has all necessary corporate power and authority to enter into and be bound by the terms and conditions of this Agreement.

                 (b) The execution, delivery and performance by Coeur d'Alene and Callahan of this Agreement and any agreement or instrument contemplated hereby and thereby, and the performance by Coeur d'Alene and Callahan of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. When duly executed and delivered by the parties hereto and thereto, this Agreement and each such other agreement and instrument will be legal, valid and binding obligations of each of Coeur d'Alene and Callahan, as applicable, in each case enforceable against Coeur d'Alene and Callahan, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws from time to time in effect.

                 Section 6.2 No Conflict. Except as disclosed in Schedule 6.2 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in the creation of any Lien or Other Encumbrance upon any of the Coeur D'Alene Assets or the Callahan Assets pursuant to the terms of any mortgage, bond, indenture, agreement, franchise or other instrument or obligation; (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency, arbitrator or governmental body against or affecting or binding upon Coeur d'Alene or Callahan or upon the securities, property or business of Coeur d'Alene or Callahan; or (iii) constitute a violation by Coeur d'Alene or Callahan of any law or regulation of any jurisdiction or of any agreement or instrument as such law, regulation, agreement or instrument relates to Coeur d'Alene or Callahan or to the securities, property or business of either entity.

                 Section 6.3 Liabilities. To the best knowledge of Coeur d'Alene and Callahan, neither Coeur d'Alene nor Callahan has any material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, known or unknown, relating to or arising out of the Coeur d'Alene Assets or the Callahan Assets or the ownership of the Coeur d'Alene Assets or the Callahan Assets, other than as specifically disclosed in the Schedules attached hereto; provided that neither Coeur d'Alene nor Callahan makes any representation or warranty herein relating to the absence or non-disclosure of any such liabilities, debts or obligations relating to or arising out of the environmental condition of the Coeur d'Alene Assets or the Callahan Assets or non-compliance with any statute, law, rule, regulation, ordinance, code or directive relating to the environment.

                 Section 6.4 Ownership and Condition of Assets. (a) Except as disclosed in Schedule 6.4(a) attached hereto, each of Coeur d'Alene and Callahan has good and marketable title to all of the Coeur d'Alene or Callahan Assets that do not constitute real property, including mine equipment and fixtures, free and clear of any Lien or Other Encumbrance, except for those which do not materially detract from the value of, or impair the use of such property by Coeur d'Alene, Callahan or Silver Valley Resources in the operations of the Coeur d'Alene Assets or Callahan Assets.

                 (b) Except as set forth in Schedule 6.4(b), to the best knowledge of Coeur d'Alene and Callahan, Coeur d'Alene or Callahan has good and marketable title in fee simple to all real property (surface estates, mineral estates and combined surface and mineral estates, including patented mining claims but excluding unpatented mining claims) constituting Coeur d'Alene Assets or Callahan Assets and holds sufficient rights in and to all easements or other rights necessary for access thereto and the substantial realization of benefits from such easements, and owns outright all buildings and other structures, improvements and fixtures on such real property. Title to such real property is, in each case, free and clear of any Lien or Other Encumbrance created or incurred by Coeur d'Alene or Callahan, except for those which do not materially detract from the value of, impair the use of, or have a material adverse impact on the title to the Coeur d'Alene Assets or Callahan Assets subject thereto or on the operations of the Coeur d'Alene Assets or Callahan Assets as conducted prior to the Suspension Date.

                 (c) The representations and warranties contained in the deeds and bills of sale delivered by Coeur d'Alene and Callahan pursuant to
Section 7.1(d)(i) are specifically incorporated by reference herein and, to the extent of any conflict between the representations and warranties contained herein and contained in such deeds or such bills of sale, the representations and warranties contained in such deeds or such bills of sale, as applicable, shall govern.

                 Section 6.5 Leases; Contracts. Set forth in Schedule 6.5 attached hereto is a list of all leased real property (surface estates, mineral estates and combined surface and mineral estates, including patented and unpatented mining claims) constituting Coeur d'Alene Assets or Callahan Assets and all leases under which Coeur d'Alene, Callahan or any of their affiliates is lessee or occupant of any of the Assets (respectively, the "COEUR D'ALENE LEASES" or the "CALLAHAN LEASES"), which Coeur d'Alene Leases and Callahan Leases constitute all of the leases and occupancy agreements entered into in connection with the Coeur d'Alene Assets or Callahan Assets and in effect on the date hereof and as of the Effective Date. Set forth in Schedule 6.5 attached hereto is a complete and correct list of any Coeur d'Alene Contracts and Callahan Contracts which are material to the operation of the Coeur d'Alene Assets or Callahan Assets, individually or as a whole. Each Coeur d'Alene Lease and Callahan Lease and each such Coeur d'Alene Contract and Callahan Contract is valid, binding and in full force and effect and there exists no default or event of default or event or condition which, after the giving of notice, the lapse of time or the happening of any other event or condition would constitute a material default or material event of default thereunder. Each of the Coeur d'Alene Leases and Callahan Leases and each of such Coeur d'Alene

Contracts and Callahan Contracts is enforceable in each case against Coeur d'Alene or Callahan in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws.

                 Section 6.6 Litigation. Except as set forth in Schedule 6.6 attached hereto, there is no pending or, to the best knowledge of Coeur d'Alene and Callahan, threatened judicial, administrative or arbitral action, claim, suit or proceeding against Coeur d'Alene or Callahan or any of their affiliates or any of their or their affiliate's properties or rights which, individually or in the aggregate, could materially adversely affect the right or ability of Coeur d'Alene, Callahan or Silver Valley Resources to carry on the operations of the Coeur d'Alene Assets or Callahan Assets as conducted prior to the Suspension Date, or which could materially and adversely affect the condition, whether financial or otherwise, of Silver Valley Resources or the Coeur d'Alene Assets or Callahan Assets, or which questions the validity of this Agreement or any action taken or to be taken in connection herewith, and to the best knowledge of Coeur d'Alene and Callahan, there is no basis for any of the foregoing.

                 Section 6.7 Governmental Approval; Third Party Consents. (a) Except as to any filing required under Hart-Scott and state and local filings required for the transfer of properties, no consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Coeur d'Alene or Callahan or the consummation by Coeur d'Alene or Callahan of the transactions contemplated hereby other than any consent required with respect to the assignment of Coeur d'Alene Contracts or Callahan Contracts, Leases and permits of Coeur d'Alene and Callahan described in
Section 6.8.

                 (b) Except as listed on Schedule 6.7(b) attached hereto, no third party consents are required for the consummation of the transfer, conveyance and assignment of the Coeur d'Alene Assets and the Callahan Assets in accordance with this Agreement.

                 Section 6.8 Compliance with Laws; Coeur D'Alene Permits or Callahan Permits. Coeur d'Alene and Callahan are in compliance in all material respects with all applicable permits, licenses, orders or approvals of any federal, state, local or foreign governmental or regulatory body, laws, rules, regulations, ordinances, judgments, orders, injunctions, awards or decrees relating to the Coeur d'Alene Assets or Callahan Assets.

                 Section 6.9 Tax Matters. (a) Except as disclosed in Schedule 6.9(a) attached hereto, all material returns and reports for Taxes for all Pre-Closing Periods which are required to be filed by or with respect to Coeur d'Alene and Callahan with respect to the Coeur d'Alene Assets and the Callahan Assets (collectively the "COEUR D'ALENE RETURNS") have been filed or, if not due to be filed, will be filed when due in a timely fashion and such Coeur d'Alene Returns as filed are or will be complete and accurate in all material respects.

                 (b) Except as disclosed in Schedule 6.9(b) attached hereto, all material Taxes relating to or arising out of the Coeur d'Alene Assets or the Callahan Assets (whether or not shown on any Coeur d'Alene Return) which are due on or before the date hereof have been fully paid. All Taxes relating to or arising out of the Coeur d'Alene Assets or the Callahan Assets that are due with respect to all Pre-Closing Periods are disclosed in
Schedule 6.9(b). Coeur d'Alene and Callahan agree to pay and discharge all such Taxes so disclosed or required to be disclosed, other than those listed in Annex A to the Undertaking and Assumption.

                 (c) Except as disclosed in Schedule 6.9(c) attached hereto, there is no action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of Coeur d'Alene and Callahan, threatened by any authority regarding any Taxes relating to Coeur d'Alene or Callahan for any Pre-Closing Period which could materially and adversely affect the Coeur d'Alene Assets or the Callahan Assets or the operations or business of Silver Valley Resources.

                 (d) There are no liens or security interests on any of the Coeur d'Alene Assets or the Callahan Assets that arose in connection with any failure (or alleged failure) to pay any Taxes.

                 (e) Except as disclosed in Schedule 6.9(e) attached hereto, there are no agreements for the extension or waiver of the time of assessment of any Taxes relating to the Coeur d'Alene Assets or the Callahan Assets for any Pre-Closing Period and neither Coeur d'Alene nor Callahan has been requested to enter into any such agreement or waiver.

                 (f) Except as disclosed in Schedule 6.9(f) neither Coeur d'Alene nor Callahan is now nor has either been a party to any Tax allocation or sharing agreement that could result in any liability to Silver Valley Resources.

                 (g) Immediately prior to, and immediately subsequent to, the consummation of the contribution of Coeur d'Alene Assets and the Callahan Assets pursuant to this Agreement, Coeur d'Alene and Callahan will be solvent corporations. Coeur d'Alene and Callahan represent to Silver Valley Resources that their respective contributions of the Coeur d'Alene Assets and the Callahan Assets pursuant to this Agreement are not being made with the intent to hinder, delay or defraud any of their respective creditors.

                 Section 6.10 Disclosure. Coeur d'Alene and Callahan have made full, true and complete responses to ASARCO requests for information, documents, contracts and records relating to the Coeur d'Alene Assets or the Callahan Assets. To the best knowledge of Coeur d'Alene and Callahan neither this Agreement nor any statement, certificate, writing or document furnished by either of Coeur d'Alene or Callahan to ASARCO or Silver Valley Resources, in connection with the performance of this Agreement contains, as of the dates of such documents, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                 Section 6.11 Brokers' or Finders' Fees. No broker, finder or similar agent has been employed by or on behalf of Coeur d'Alene or Callahan, and no person or entity with which Coeur d'Alene or Callahan has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.


                                 ARTICLE VII
                             CONDITIONS TO CLOSING

                 Section 7.1 Conditions Precedent to Obligations of ASARCO. The obligation of ASARCO to contribute the ASARCO Assets under this Agreement is subject to the fulfillment, prior to or at the date hereof, of each of the following conditions (any or all of which may be waived by ASARCO):

                 (a) Silver Valley Resources shall have delivered to ASARCO the Consideration in exchange for the contribution and transfer of the ASARCO Assets.

                 (b) Coeur d'Alene and Callahan shall have obtained the consent to the assignment of any Coeur d'Alene Contract, Callahan Contract, Coeur d'Alene Lease and Callahan Lease, as applicable, or any claim, right or benefit arising thereunder or resulting therefrom, if consent is required for effective assignment thereof to Silver Valley Resources or to avoid a breach. In addition, Coeur d'Alene and Callahan shall have obtained the consents to the transfer, conveyance and assignment to Silver Valley Resources of all other Coeur d'Alene Assets or Callahan Assets, as applicable, if consent is required for effective transfer, conveyance and assignment thereof or to avoid a breach.

                 (c) The parties shall have executed and delivered a letter agreement in the form attached hereto as Exhibit B (the "LETTER AGREEMENT").

                 (d) Coeur d'Alene and Callahan shall each have delivered, or caused to be delivered, to Silver Valley Resources (i) executed deeds in proper form for recording, bills of sale or certificates of title containing covenants or warranties of title, each dated the date hereof and effective as of the Effective Date, transferring to Silver Valley Resources the Coeur d'Alene Assets and the Callahan Assets, as applicable, in accordance with this Agreement and (ii) all such further instruments of conveyance, assignment and further assurance as may reasonably be required in order to vest in and confirm to Silver Valley Resources all right, title and interest in and to the Coeur d'Alene Assets and the Callahan Assets.

                 (e) Silver Valley Resources and Coeur d'Alene shall have executed and delivered a Management Services Agreement substantially in the form attached hereto as Exhibit C (the "MANAGEMENT SERVICES AGREEMENT") and Silver Valley Resources shall have executed and delivered the Undertaking and Assumption with respect to the ASARCO Assets.

                 (f) Each of Coeur d'Alene and Callahan shall have furnished to Silver Valley Resources a non-foreign person affidavit as required by Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE").

                 (g) Coeur d'Alene and Callahan shall each have delivered to Silver Valley Resources or ASARCO, as applicable, all other documents and certificates required to be delivered hereunder by Coeur d'Alene and Callahan at or prior to Closing.

                 Section 7.2 Conditions Precedent to Obligations of Coeur d'Alene and Callahan. The obligations of Coeur d'Alene and Callahan to contribute the Coeur d'Alene Assets and the Callahan Assets under this Agreement are subject to the fulfillment, prior to or at the date hereof, of each of the following conditions (any or all of which may be waived by Coeur d'Alene or Callahan):

                 (a) Silver Valley Resources shall have delivered the Consideration to each of Coeur d'Alene and Callahan in exchange for the contribution and transfer of the Coeur d'Alene Assets and Callahan Assets.

                 (b) ASARCO shall have obtained the consent to the assignment of any ASARCO Contract and ASARCO Lease, as applicable, or any claim, right or benefit arising thereunder or resulting therefrom, if consent is required for effective assignment thereof to Silver Valley Resources or to avoid a breach. In addition, ASARCO shall have obtained the consents to the transfer, conveyance and assignment to Silver Valley Resources of all other ASARCO Assets if consent is required for effective transfer, conveyance and assignment thereof or to avoid a breach.

                 (c) The parties shall have executed and delivered the Letter Agreement.

                 (d) ASARCO shall have delivered, or caused to be delivered, to Silver Valley Resources the following (i) executed deeds in proper form for recording, bills of sale or certificates of title containing covenants or warranties of title, each dated the date hereof and effective as of the Effective Date, transferring to Silver Valley Resources the ASARCO Assets in accordance with this Agreement and (ii) all such further instruments of conveyance, assignment and further assurance as may reasonably be required in order to vest in and confirm to Silver Valley Resources all right, title and interest in and to the ASARCO Assets.

                 (e) ASARCO and Silver Valley Resources shall have executed and delivered the Management Services Agreement and Silver Valley Resources shall have executed and delivered the Undertaking and Assumption with respect to the Coeur d'Alene Assets and the Callahan Assets.

                 (f) ASARCO shall have furnished to Silver Valley Resources a non-foreign person affidavit as required by Section 1445 of the Code.

                 (g) ASARCO shall have delivered to Silver Valley Resources, Coeur d'Alene or Callahan, as applicable, all other documents and certificates required to be delivered by Coeur d'Alene and Callahan hereunder at or prior to Closing.

                                 ARTICLE VIII
                      ADDITIONAL COVENANTS OF THE PARTIES

                 Section 8.1 Expenses of Transfer. Except as otherwise provided elsewhere in this Agreement, ASARCO, Coeur d'Alene and Callahan shall each bear their own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and all related documents, and the consummation and performance of the transactions contemplated hereby. All stamp, transfer, documentary, sales, use, recordation, registration, and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the transactions contemplated hereby (collectively the "TRANSFER TAXES") shall be paid by ASARCO with respect to the ASARCO Assets and by Coeur d'Alene with respect to the Coeur d'Alene Assets and the Callahan Assets. Each of ASARCO, Coeur d'Alene and Callahan shall properly file, on a timely basis, all necessary tax returns, reports, forms and other documentation with respect to any Transfer Taxes and ASARCO and Coeur d'Alene shall provide to each other, and Callahan shall provide to ASARCO, evidence of payment of all Transfer Taxes. ASARCO, Coeur d'Alene and Callahan each agree to cooperate to obtain all available exemptions from the payment of any such expenses of transfer.

                 Section 8.2 Confidentiality. Each party hereto will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other parties to this Agreement furnished it by such other parties or their representatives in connection with the transactions contemplated by this

Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other parties and all such documents (including copies thereof) shall be returned to the other parties immediately upon their written request. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

                 Section 8.3 Publicity. Neither ASARCO nor Coeur d'Alene nor Callahan shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the others, and Silver Valley Resources shall not make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of ASARCO, Coeur d'Alene and Callahan. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall, whenever practicable, consult with the other parties concerning the timing and content of such announcement before such announcement is made.


                                  ARTICLE IX
                                INDEMNIFICATION

                 Section 9.1 Indemnification by Silver Valley Resources. Silver Valley Resources agrees to defend, indemnify and hold harmless ASARCO, Coeur d'Alene, Callahan, their directors, officers, employees, agents and affiliates from and against all costs, damages, losses, Taxes, penalties or expenses (including, without limitation, attorneys' fees and expenses) ("DAMAGES") suffered or paid directly or indirectly, as a result of, relating to or arising out of: (a) any claim (including environmental claims) based on any act or omission of Silver Valley Resources, or (b) any claim (including environmental claims) to the extent related to the condition or operation of the Assets or other assets of Silver Valley Resources (subject to Section 9.2 and Section 9.3); provided, however, that the foregoing indemnity of Silver Valley Resources shall not apply to any claims of the Coeur d'Alene Tribe of Idaho (the "TRIBE") for "Covered Matters" as defined in the Settlement Agreement by and among the Tribe, Callahan and Coeur d'Alene, dated December 31, 1991. As between the parties hereto any claims of the Tribe arising from the Assets prior to the date such Assets are transferred to Silver Valley Resources shall be governed by the Coeur Agreement, the Galena Lease, any other applicable existing agreement, or applicable law.

                 Section 9.2 Indemnification by ASARCO. ASARCO agrees, subject to the other terms and conditions of this Article IX and Section 10.1, to indemnify, defend and hold Silver Valley Resources, Coeur d'Alene and Callahan and their respective directors, officers, shareholders, employees, affiliates and agents harmless from and against any and all Damages based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of ASARCO contained in this Agreement or in any certificate, agreement, document or instrument delivered pursuant to this Agreement.

                 Section 9.3 Indemnification by Coeur d'Alene and Callahan. Coeur d'Alene and Callahan agree, subject to the other terms and conditions of this Article IX and Section 10.1, to indemnify, defend, and hold Silver Valley Resources and ASARCO and their respective directors, officers, shareholders, employees, affiliates and agents harmless from and against any and all Damages based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Coeur d'Alene or Callahan contained in this Agreement or in any certificate, agreement, document or instrument delivered pursuant to this Agreement.

                 Section 9.4 Notice and Opportunity to Defend. Promptly after receipt by any party hereto of the assertion of any claim in respect of Damages or discovery of any fact upon which such party expects to make a claim for indemnifi-cation hereunder, such party shall give the party who may become obligated to provide indemnification hereunder (the "INDEMNIFYING PARTY") written notice describing such claim or fact in reasonable detail (the "NOTICE OF CLAIM").
The Indemnifying Party shall have the right, at its option, to compromise or defend, at its own expense and by its own counsel, any such matter involving the asserted liability of the party seeking such indemnification as to which the Indemnifying Party shall have promptly acknowledged its obligation to provide indemnification hereunder. Such Notice of Claim, and the opportunity to compromise or defend, shall be a condition precedent to any liability of the Indemnifying Party hereunder with respect to the claim or fact described in such Notice of Claim. If the Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the party seeking indemnification of its intention to do so, and the party seeking indemnification agrees to cooperate with the Indemnifying Party and its counsel in the compromise of, or defense against, any such asserted liability. All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party. In any event, the indemnified party shall have the right at its own expense to participate in the defense of such asserted liability.

                 Section 9.5  Recovery for Damages.   Where Silver Valley
Resources, ASARCO, Coeur d'Alene or Callahan recover on a claim for Damages from an unrelated third party, including, without limitation, an insurance company, payments for indemnification pursuant to this Article IX in respect of any such claim shall be net (after payment of costs of recovery and allocable costs of obtaining and maintaining the insurance which provided same) of any such recoveries on such claim received prior to such payment pursuant to this
Article IX, by the party to be indemnified (the "INDEMNITEE"), and where such recoveries are received by the Indemnitee after payment pursuant to this
Article IX is made to the Indemnitee, the Indemnitee will remit to the Indemnifying Party such portion of such recoveries (after payment of costs of recovery and allocable costs of obtaining and maintaining the insurance which provided same) as is necessary to prevent double recovery up to the amount paid to the Indemnitee on such claim by the Indemnifying Party.

                                  ARTICLE X

                                 MISCELLANEOUS

                 Section 10.1 Survival of Representations, Warranties and Indemnities. All representations, warranties, and indemnities of Silver Valley Resources, ASARCO, Coeur d'Alene and Callahan in this Agreement shall survive the execution and delivery of this Agreement and the Closing, and shall not be merged into the deeds or other instruments of conveyance delivered pursuant to this Agreement, but shall extend as to any claim for which a Notice of Claim has been submitted therefore for the applicable period of the relevant statute of limitations.

                 Section 10.2 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be sufficiently given if delivered in person or sent by telex or telecopier or by certified or registered mail, postage prepaid, addressed as follows:


                 (i)      if to Silver Valley Resources, at:

                          Silver Valley Resources Corporation

                          Attention: Chairman

                          c/o ASARCO Incorporated
                          180 Maiden Lane
                          New York, New York 10038

                          with a copy to:  President

                          c/o Coeur d'Alene Mines Corporation
                          505 Front Avenue
                          Coeur d'Alene, Idaho 83814

                 (ii)     if to Coeur d'Alene, at:

                          Coeur d'Alene Mines Corporation
                          505 Front Avenue
                          Coeur d'Alene, Idaho 83814

                          Attention: Dennis E. Wheeler


                          with a copy to:

                          Attention:  William F. Boyd

                 (iii)    if to Callahan, at:

                          Callahan Mining Corporation
                          505 Front Avenue
                          Coeur d'Alene, Idaho 83814

                          Attention:  Dennis E. Wheeler

                          with a copy to:

                          Attention:  William F. Boyd

                 (iv)     if to ASARCO, at:

                          ASARCO Incorporated
                          180 Maiden Lane
                          New York, New York 10038-4991

                          Attention: General Counsel

                          with a copy to:

                          White & Case
                          1155 Avenue of the Americas
                          New York, New York 10036

                          Attention:  Kevin Keogh, Esq.

Any party may, by notice given in accordance with this Section 10.2 to the other parties, designate another address or person for receipt of notices hereunder. Such notice or other communication shall be deemed to have been given as of the date so delivered (in the case of deliveries in person), or as of the date so sent (in the case of deliveries by telecopier), or as of the fifth calendar day after the date so mailed (in the case of deliveries made by registered or certified mail).

                 Section 10.3 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto) contains the entire agreement of the parties with respect to the contribution and transfer of the Assets by ASARCO, Coeur d'Alene and Callahan and the issuance and delivery of stock by Silver Valley Resources and supersedes all prior agreements, representations and warranties, written or oral, with respect thereto.

                 Section 10.4 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of Silver Valley Resources, ASARCO, Coeur d'Alene or Callahan in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of Silver Valley Resources, ASARCO, Coeur d'Alene or Callahan of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                 Section 10.5 Assignability. This Agreement and the rights and obligations of the parties hereunder shall not be assignable by any of the parties hereto without the prior written consent of the other parties.

                 Section 10.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof; except that all issues arising under this Agreement to the extent pertaining to the real or personAL property or property rights shall be governed and construed in accordance with the laws of the State of Idaho.

                 Section 10.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                 Section 10.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                 Section 10.9 Further Assurances. (a) ASARCO, Coeur d'Alene and Callahan shall, at the request of Silver Valley Resources, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to Silver Valley Resources all such further instruments and take all such further action as Silver Valley Resources may reasonably request to more effectively transfer to Silver Valley Resources, or to perfect or record Silver Valley Resources' title to or interest in, or to enable Silver Valley Resources to use, the Assets or otherwise to confirm or carry out the provisions and intent of this Agreement, including, without limitation, assistance in the collection or reduction to possession of any such Assets.

                 (b) Without limiting the generality of the foregoing, if a required consent to the assignment of any ASARCO Contract, ASARCO Lease, Coeur d'Alene Contract, Coeur d'Alene Lease, Callahan Contract or Callahan Lease pursuant to this Agreement has not been obtained by the date hereof effective as of the Effective Date, or if an attempted assignment of any such contract or lease would be ineffective, ASARCO, Coeur d'Alene or Callahan, as applicable, shall continue to use all commercially reasonable efforts to obtain such consent after the date hereof, and Silver Valley Resources shall use all commercially reasonable efforts to perform the obligations under such contract or lease in the name of ASARCO, Coeur d'Alene, or Callahan, as applicable. ASARCO, Coeur d'Alene and Callahan, as applicable, shall cooperate with Silver Valley Resources in any commercially reasonable arrangement designed to provide for Silver Valley Resources all of the benefits, and for Silver Valley Resources to assume the burdens, liabilities, obligations and expenses under any such contract or lease.

                 Section 10.10 Severability. If any term or other provision in this Agreement is invalid, illegal or unenforceable by any rule or law or public policy, all other conditions and provisions in this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                 Section 10.11 Coeur Agreement and Galena Lease Termination. Effective as of the Effective Date, the Coeur Agreement and the Galena Lease are hereby terminated, except for the purposes specifically referred to in this Agreement and the Undertaking and Assumption or in any other agreement or document contemplated hereby.

                 Section 10.12 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns and the beneficiaries of contractual indemnification expressly set forth herein, any rights or remedies under or by reason of this Agreement.

                 Section 10.13 Exhibits, Schedules and Annexes. All Exhibits and Schedules attached hereto and Annexes attached thereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter disclosed in any Schedule or Annex referred to herein shall be deemed also to have been disclosed in any other applicable Schedule or Annex referred to herein.

                 Section 10.14 Table of Contents; Captions. The table of contents and article and section titles or captions contained in this Agreement or in any Exhibit or Schedule attached hereto or referred to herein are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

                 Section 10.15 Bulk Sales. Silver Valley Resources, ASARCO, Coeur d'Alene and Callahan hereby waive compliance with applicable provisions, if any, of Idaho bulk sales law.

                 Section 10.16 Best Knowledge. Where any representation or warranty contained in this Agreement is expressly qualified by reference to "the best knowledge" of a party hereto or by words of similar import, such phrase shall mean the actual knowledge of such party after due inquiry.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the 6th day of January, 1995.


                                  SILVER VALLEY RESOURCES CORPORATION



                                  By
                                    ---------------------------------
                                    Name:  Richard de J. Osborne
                                    Title: Chairman


                                  ASARCO INCORPORATED



                                  By
                                    ---------------------------------
                                    Name:  Richard de J. Osborne
                                    Title: Chairman and Chief Executive
                                           Officer


                                  COEUR D'ALENE MINES CORPORATION



                                  By
                                    ---------------------------------
                                    Name:  Dennis E. Wheeler
                                    Title: Chairman, President, and
                                           Chief Executive Officer


                                  CALLAHAN MINING CORPORATION



                                  By
                                    ---------------------------------
                                    Name:  Dennis E. Wheeler
                                    Title: President